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                                                                   Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statements (Form S-8/A Nos. 333-113341 and 333-13388 and Form S-8 No. 333-119011) of
Bookham, Inc. of our report dated September 15, 2004, with respect to the consolidated financial statements and schedule of Bookham, Inc. included in the Transition Report (Form 10-K) for the six month period ended July 3, 2004.

                                         /s/ Ernst & Young LLP
                                           Ernst & Young LLP


Reading, England
September 15, 2004